Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of EVgo Inc. (the “Company”) on Form 10-K for the year ended December 31, 2023 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 06, 2024	By:	/s/ Badar Khan
Badar Khan
Chief Executive Officer and Director

Date: March 06, 2024	By:	/s/ Olga Shevorenkova
Olga Shevorenkova
Chief Financial Officer